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                   INFINITY PROPERTY AND CASUALTY CORPORATION

                                   EXHIBIT 99

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing with the Securities and Exchange Commission of the Annual Report of Infinity Property and Casualty Corporation (the "Company") on Form 10-K for the period ended December 31, 2002 (the "Report"), the undersigned officers of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





March 28, 2003                            BY: s/JAMES R. GOBER
--------------------------                    -------------------------
Date                                          James R. Gober
                                              Chief Executive Officer



March 28, 2003                            BY: s/ROGER SMITH
--------------------------                    -------------------------
Date                                          Roger Smith
                                              Chief Financial Officer


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